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CUSIP NO. 862221


                                                                       Exhibit I


                         AGREEMENT RE JOINT FILING OF
                                 SCHEDULE 13D
                                 ____________


The undersigned agree as follows:

  (i) Each of them is individually eligible to use the Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and

  (ii) Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Date: June 17, 1998
                                PRUDENTIAL PRIVATE EQUITY INVESTORS III, L.P.
                                 By:  Prudential Equity Investors, Inc.
                                 Its: General Partner

                                 By: /s/Kevin C. Uebelien
                                    ---------------------
                                 Name:  Kevin C. Uebelien
                                 Title: President


                                 CORNERSTONE EQUITY INVESTORS, L.L.C.

                                 By: /s/Mark Rossi
                                    --------------
                                 Name:  Mark Rossi
                                 Title: Senior Managing Director


                                 PRUDENTIAL EQUITY INVESTORS, INC.

                                 By: /s/Kevin C. Uebelien
                                    ---------------------
                                 Name:  Kevin C. Uebelien
                                 Title: President


                                 THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                 By: /s/Kevin C. Uebelien
                                    ---------------------
                                 Name:  Kevin C. Uebelien
                                 Title: Vice President